SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): October 24, 2002

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code

Item 5. Other Events

On October 24, 2002, Riviera Holdings Corporation (the "Company") received approval from Nevada gaming regulators to conduct an exchange offer by which holders of the Company's 11% Senior Secured Notes due 2010 that were issued on June 26, 2002 ("Existing Notes") in transactions exempt from registration under the Securities Act of 1933, as amended (the "Act"), could exchange their Existing Notes for new notes ("New Notes") which are registered under the Act and whose terms and principal amounts are the same as those of the Existing Notes.

On that same date Nevada gaming regulators also approved the Company's pledge of the stock of its wholly-owned operating subsidiary, Riviera Operating Corporation ("ROC"), as additional collateral to secure the Company's obligations under the Existing Notes and New Notes. This approval was the last remaining condition precedent to the Company's pledge of the ROC stock.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits
















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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2002                           RIVIERA HOLDINGS CORPORATION


                                                             By: /s/ Duane Krohn
                                                               Treasurer and CFO











































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                                  EXHIBIT INDEX

Exhibit
 Number                      Description